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Confidential Treatment requested by ASA Holdings, Inc., File No. 333-13071

                                 EXHIBIT 10(d)

                    Confidential treatment has been applied
                    for with respect to certain provisions
                    of this Exhibit, which provisions have
                    been omitted from this Exhibit, marked
                    with an asterisk [*] and filed separately
                    with the SEC
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                  AMENDMENT TO THE DELTA CONNECTION AGREEMENT


         This Amendment ("Amendment") effective 01 day of July, 1988, amends the Delta Connection Agreement ("Agreement") between Delta Air Lines, Inc. ("Delta"), Hartsfield Atlanta International Airport, Atlanta, Georgia 30320 and Atlantic Southeast Airlines, Inc. ("ASA"), 1688 Phoenix Parkway, College Park, Georgia 30349.

         This Amendment amends the above-referenced Agreement, and except as expressly modified hereby the Agreement shall remain in full force and effect and shall govern the performance, obligations and remedies of the parties.

         Delta and ASA hereby amend the Agreement as follows:

Article 3 is hereby amended to add the following as Paragraph D:


D.       ASA will pay Delta for all amounts paid by Delta to [*
                                ] attributable to passengers booked on
         ASA flights who do not [*               ].  For purposes of computing
         the amount of this payment, the number of ASA passengers who do not
         [*                      ] in a given month will be divided by the
         total number of ASA passengers, and the quotient will be multiplied
         times the amount of the payment made to each [*     ] for the
         applicable month. Payments due hereunder are applicable only to those
         [*          ] which now or in the future provide Delta with a
         breakdown of ASA passengers booked.



         This Amendment is effective on the date first written above and shall remain in effect until the Agreement is terminated.

         The terms as defined in this Agreement shall have the same meaning as in this Amendment.

         IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.


ATLANTIC SOUTHEAST AIRLINES, INC.       DELTA AIR LINES, INC.


By:    /s/ John W. Beiser               By: /s/ W. Whitley Hawkins
       ---------------------                -----------------------
       Senior Vice President                W. Whitney Hawkins
Title: Sales and Service                    Senior Vice President -
       ---------------------                Marketing